Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

In connection with the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2026 (the “Report”) of Chicago Atlantic Real Estate Finance, Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Phillip Silverman, the Chief Financial Officer of the Registrant, hereby certify, to the best of my knowledge, that:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 11, 2026
	By:	/s/ Phillip Silverman
Phillip Silverman Chief Financial Officer (Principal Financial Officer)